Goodwill	12 Months Ended
Dec. 31, 2021
Disclosure of Goodwill [Abstract]
Goodwill
7.	Goodwill

	As at December 31,	As at December 31,
	2021	2020
Balance, beginning of period	$1,342,281	$-
RTO transaction	-	1,289,906
Foreign currency translation	4,623	52,375
Balance, end of period	$1,346,904	$1,342,281

For the realization of its impairment test, management has used the approach of fair value less costs to sell. The fair value is derived from the market capitalization of the Company as December 31, 2021 and 2020 and management determined that the fair value less cost of sales, was higher than the carrying value of the CGU. Following this analysis, management has determined that no impairment was necessary. For these tests, the Company allocates all of its goodwill to a single CGU, the Company as a whole, since this is the lowest level at which goodwill is monitored for internal purposes.